SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [  ]

Check the appropriate box:



[ X  ]Preliminary Proxy Statement
[   ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-
6(e)(2))
[   ] Definitive Proxy Statement
[   ] Definitive Additional Materials
[   ] Soliciting Material Pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12


                           CASH TRUST SERIES, INC
                         MONEY MARKET OBLIGATIONS TRUST
                (Name of Registrant as Specified In Its Charter)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]   No fee required.
[   ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

      1. Title of each class of securities to which transaction applies:

      2. Aggregate number of securities to which transaction applies:

      3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

      4. Proposed maximum aggregate value of transaction:

      5. Total fee paid:

[   ] Fee paid previously with preliminary proxy materials.
[   ] Check box if any part of the fee is offset as provided by Exchange Act
      Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1)    Amount Previously Paid:
  ____________________________________________________________

      2)    Form, Schedule or Registration Statement No.:
  ____________________________________________________________

      3)    Filing Party:
  ____________________________________________________________

      4)    Date Filed:
            ____________________________________________________________






 CASH TRUST SERIES, INC.
 Prime Cash Series
 MONEY MARKET OBLIGATIONS TRUST
 Automated Cash Management Trust
 Federated Capital Reserves Fund
 Federated Master Trust
 Money Market Management
 Prime Cash Obligations Fund
 Prime Management Obligations Fund
 Prime Obligations Fund
 Prime Value Obligations Fund


PROXY STATEMENT - PLEASE VOTE!

TIME IS OF THE ESSENCE. . .VOTING ONLY TAKES A FEW MINUTES AND YOUR PARTICIPATION IS IMPORTANT! ACT NOW TO HELP US AVOID ADDITIONAL EXPENSE.

Prime Cash Series (the "Fund"), a portfolio of Cash Trust Series, Inc., and Automated Cash Management Trust, Federated Capital Reserves Fund, Federated Master Trust, Money Market Management, Prime Cash Obligations Fund, Prime Management Obligations Fund, Prime Obligations Fund, and Prime Value Obligations Fund (each a "Fund" and collectively "Funds"), a portfolio of the Money Market Obligations Trust, will hold a special meeting of shareholders on June 2, 2008. IT IS IMPORTANT FOR YOU TO VOTE ON THE ISSUE DESCRIBED IN THIS PROXY STATEMENT. We recommend that you read the Proxy Statement in its entirety; the explanation will help you to decide on the issue.

Following is an introduction to the process and the proposal.

WHY AM I BEING ASKED TO VOTE?
Mutual funds are required to obtain shareholders' votes for certain types of changes, like the one included in this Proxy Statement. You have a right to vote on these changes.

WHAT IS THE ISSUE?
A proposed change to the concentration limitation of each of the Funds.

WHY IS THE INVESTMENT LIMITATION WITH REGARD TO THE CONCENTRATION OF THE FUNDS BEING PROPOSED?
The Board of Directors/Trustees believes that the change to the concentration limitation is in the best interest of the Funds and their shareholders.

Shareholders are being asked to approve a revision to each of the Funds' concentration limitation, such that the Funds would concentrate in the financial services industry. The financial services industry would include the groups of industries within the financial services sector; and the financial services sector would include banks, broker-dealers, and finance companies.





HOW WILL THE REVISION TO THE FUNDS' CONCENTRATION LIMITATION AFFECT MY
INVESTMENT?
The Funds' Advisers anticipate that the proposed revision to the Funds' concentration limitation would result in increased yields because the Funds would be able to make an increased investment in obligations of non-domestic banks, and in commercial paper of bank holding companies. Such securities have become increasingly important, as issuance of asset-backed securities has declined.

The Funds' current concentration limitations are as follows:

AUTOMATED CASH MANAGEMENT TRUST, FEDERATED CAPITAL RESERVES FUND, FEDERATED MASTER TRUST, MONEY MARKET MANAGEMENT, PRIME CASH OBLIGATIONS FUND AND PRIME CASH SERIES:

The Fund will not make investments that will result in the concentration of its investments in the securities of issuers primarily engaged in the same industry. Government securities, municipal securities and bank instruments will not be deemed to constitute an industry.

PRIME OBLIGATIONS FUND:

The Fund will not make investments that will result in the concentration of its investments in the securities of issuers primarily engaged in the same industry, except that the Fund may invest 25% or more of the value of its total assets in the commercial paper issued by finance companies. Government securities, municipal securities and bank instruments will not be deemed to constitute an industry.

PRIME MANAGEMENT OBLIGATIONS FUND AND PRIME VALUE OBLIGATIONS FUND:

The Fund will not make investments that will result in the concentration of its investments in the securities of issuers primarily engaged in the same industry, except that the Fund may invest 25% or more of the value of its total assets in obligations of issuers in the banking industry or in obligations, such as repurchase agreements, secured by such obligations. Government securities, municipal securities and bank instruments will not be deemed to constitute an industry.

It is proposed that the Funds' concentration limitations be revised to specifically permit the Funds to concentrate in the financial services industry. Upon approval by the Funds' shareholders, the fundamental investment policy for each of the Funds with regard to concentration would be as follows:

The Fund may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, more than 25% of the Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry, except that the Fund will invest more than 25% of its total assets in the financial services industry.


HOW DO I VOTE MY SHARES?
You may vote in person at the meeting, or complete and return the enclosed proxy card.

If you:

      1. Do not respond at all, we may contact you by telephone to request that you cast your vote.
      2. Sign and return the proxy card without indicating a preference, your vote will be cast "for" the proposal.

You may also vote by telephone or on the internet; please refer to your ballot for the appropriate toll-free telephone number and internet address.






WHAT SHOULD I DO IN CONNECTION WITH THE CHANGE TO THE FUNDS' CONCENTRATION LIMITATION?
You need not and should not do anything for the change to the Funds' concentration limitation except vote your shares today. If approved, the Funds' revised concentration limitations will take place automatically.

WHOM DO I CALL IF I HAVE QUESTIONS ABOUT THIS PROXY STATEMENT?
Call your Investment Professional or a Federated Client Service Representative. Federated's toll-free number is 1-800-341-7400.

  After careful consideration, the Board of Directors/Trustees has unanimously approved
  this proposal.  The Board of Directors/Trustees recommends that you read the enclosed materials
                      carefully and vote FOR the proposal.










                         CASH TRUST SERIES, INC
                           Prime Cash Series
                     MONEY MARKET OBLIGATIONS TRUST
                    Automated Cash Management Trust
                    Federated Capital Reserves Fund
                         Federated Master Trust
                        Money Market Management
                      Prime Cash Obligations Fund
                   Prime Management Obligations Fund
                         Prime Obligations Fund
                     Prime Value Obligations Fund

               NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                        TO BE HELD JUNE 2, 2008



A Special Meeting of the shareholders of Prime Cash Series, a portfolio of Cash Trust Series, Inc. (the "Corporation"), Automated Cash Management Trust, Federated Capital Reserves Fund, Federated Master Trust, Money Market Management, Prime Cash Obligations Fund, Prime Management Obligations Fund, Prime Obligations Fund and Prime Value Obligations Fund, each a portfolio of Money Market Obligations Trust (the "Trust"), has been called and will be held at 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7000 on June 2, 2008, at 2:00 p.m. (Eastern Time). A form of Proxy and Proxy Statement for the meeting are furnished together with this notice. The purpose of the Special Meeting is to consider and vote on the following matters:

            1. To  amend  each Fund's fundamental investment  limitation regarding concentration of  its investments; and

            2. To transact  such  other  business  as  may properly come before the meeting or any adjournment thereof.


The Board of Directors and the Board of Trustees have fixed April 7, 2008, as the record date for determination of shareholders entitled to vote at the Special Meeting.


                                    By  Order  of the Board of Directors
and
                                    Board of Trustees

                                    John W. McGonigle
                                    Secretary


April 15, 2008


          PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY PROMPTLY
                        TO AVOID ADDITIONAL EXPENSE.

YOU CAN HELP AVOID THE NECESSITY AND EXPENSE OF SENDING FOLLOW-UP LETTERS TO ENSURE A QUORUM BY PROMPTLY RETURNING THE ENCLOSED PROXY. IF YOU ARE UNABLE TO ATTEND THE MEETING, PLEASE MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY SO THAT THE NECESSARY QUORUM MAY BE REPRESENTED AT THE SPECIAL MEETING. THE ENCLOSED ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.






                               TABLE OF CONTENTS

ABOUT THE PROXY SOLICITATION AND THE SPECIAL MEETING.............

APPROVAL OF REVISIONS TO EACH FUND'S FUNDAMENTAL INVESTMENT
LIMITATION REGARDING CONCENTRATE.................................

INFORMATION ABOUT THE CORPORATION AND THE TRUST..................

    PROXIES, QUORUM AND VOTING AT THE SPECIAL MEETING............

    SHARE OWNERSHIP OF THE FUNDS.................................

LEGAL PROCEEDINGS................................................

OTHER MATTERS AND DISCRETION OF ATTORNEYS NAMED IN THE PROXY.....

                                PROXY STATEMENT


                             CASH TRUST SERIES, INC
                               Prime Cash Series
                         MONEY MARKET OBLIGATIONS TRUST
                        Automated Cash Management Trust
                        Federated Capital Reserves Fund
                             Federated Master Trust
                            Money Market Management
                          Prime Cash Obligations Fund
                       Prime Management Obligations Fund
                             Prime Obligations Fund
                          Prime Value Obligations Fund


                              5800 CORPORATE DRIVE
                      PITTSBURGH, PENNSYLVANIA 15237-7000

ABOUT THE PROXY SOLICITATION AND THE MEETING

      The enclosed proxy is solicited on behalf of the Board of Directors and Board of Trustees ("Board") of Cash Trust Series, Inc. and Money Market Obligations Trust (collectively "Registrants"). The proxy will be voted at the special meeting of shareholders of Prime Cash Series, Automated Cash Management Trust, Federated Capital Reserves Fund, Federated Master Trust, Money Market Management, Prime Cash Obligations Fund, Prime Management Obligations Fund, Prime Obligations Fund and Prime Value Obligations Fund (each a "Fund" and collectively "Funds") to be held on June 2, 2008. The meeting will be held at 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7000, at 2:00 p.m. (such special meeting and any adjournment or postponement thereof are referred to as the "Special Meeting").

      The cost of the solicitation, including the printing and mailing of proxy materials, will be borne by the investment adviser for the Funds, Federated Investment Management Company (the "Adviser"). In addition to the solicitation through the mail, proxies may be solicited by officers, employees, and agents of the Registrants or, if necessary, through a communications firm retained for this purpose. Such solicitations may be by telephone, through the Internet or otherwise. Any telephonic solicitations will follow procedures designed to ensure accuracy and prevent fraud, including requiring identifying shareholder information, recording the shareholder's instructions, and confirming to the shareholder after the fact. Shareholders who communicate proxies by telephone or by other electronic means have the same power and authority to issue, revoke, or otherwise change their voting instructions as shareholders submitting proxies in written form. The Adviser may reimburse custodians, nominees, and fiduciaries for the reasonable costs incurred by them in connection with forwarding solicitation materials to the beneficial owners of shares held of record by such persons.

      At its meeting on February 13, 2008, the Board approved a change to each Fund's investment limitation with regard to concentration. The change is subject to shareholder approval. The purpose of the Special Meeting is set forth in the accompanying Notice. The Board knows of no business other than that mentioned in the Notice that will be presented for consideration at the Special Meeting. Should other business properly be brought before the Special Meeting, proxies will be voted in accordance with the best judgment of the persons named as proxies. This proxy and the enclosed proxy card are expected to be mailed on or about April 16, 2008, to shareholders of record at the close of business on April 7, 2008 (the "Record Date").

On the Record Date, the Registrants had outstanding, the following number of shares of beneficial interest, respectively (the "Shares"), each Share being entitled to one vote and fractional shares having proportionate voting rights. The total outstanding Shares consist of:

-----------------------------------------------------------
|      FUND       |NUMBER OF SHARES OF BENEFICIAL INTEREST|
-----------------------------------------------------------
|Prime Cash Series|                Shares                 |
-----------------------------------------------------------


                             FUND                              NUMBER OF SHARES
                                                          OF BENEFICIAL INTEREST

Automated Cash Management Trust- Cash II Shares                       Shares
Automated Cash Management Trust- Class K Shares                       Shares
Automated Cash Management Trust- Institutional Service Shares         Shares
Federated Capital Reserves Fund                                       Shares
Federated Master Trust                                                Shares
Money Market Management-Eagle Shares                                  Shares
Prime Cash Obligations Fund-Institutional Capital Shares              Shares
Prime Cash Obligations Fund-Institutional Service Shares              Shares
Prime Cash Obligations Fund-Institutional Shares                      Shares
Prime Management Obligations Fund-Institutional Capital Shares        Shares
Prime Management Obligations Fund-Institutional Service Shares        Shares
Prime Management Obligations Fund-Institutional Shares                Shares
Prime Obligations Fund- Institutional Service Shares                  Shares
Prime Obligations Fund- Institutional Shares                          Shares
Prime Obligations Fund- Trust Shares                                  Shares
Prime Value Obligations Fund-Institutional Capital Shares             Shares
Prime Value Obligations Fund-Institutional Service Shares             Shares
Prime Value Obligations Fund-Institutional Shares                     Shares


The Prime Cash Series' annual report, which includes audited financial statements for the fiscal year ended May 31, 2007, and the semi-annual report, which includes unaudited financial statements for the period ended November 30, 2007, was previously mailed to shareholders. The annual reports for Automated Cash Management Trust, Federated Capital Reserves Fund, Federated Master Trust, Money Market Management, Prime Cash Obligations Fund, Prime Management Obligations Fund, Prime Obligations Fund and Prime Value Obligations Fund, which include audited financial statements for the fiscal year ended July 31, 2007, and the semi-annual reports, which include unaudited financial statements for
the period ended January 31, 2008, were previously mailed to shareholders.   If
you have not received the reports, or would like to receive additional copies, free of charge, please write either Registrant at Federated Investors Funds, 5800 Corporate Drive, Pittsburgh, PA 15237-7000 or call either Registrant at 1-800-341-7400.


                                    PROPOSAL
APPROVAL OF REVISIONS TO EACH FUND'S FUNDAMENTAL INVESTMENT LIMITATION REGARDING
                                 CONCENTRATION

The Investment Company Act of 1940 (the "1940 Act") requires investment companies such as the Fund to adopt certain specific investment limitations that can be changed only by shareholder vote. An investment company may also elect to designate other policies that may be changed only by shareholder vote. Both types of policies are referred to as "fundamental limitations". Under the 1940 Act, each Fund's concentration policy must be fundamental.

Shareholders of each of the Funds are being asked to approve a revision to each Fund's respective concentration limitation, such that each Fund would concentrate in the financial services industry. To the extent such revision is approved by the Shareholders of each Fund, the Board of each fund would adopt a non-fundamental policy that would define financial services industry to include the groups of industries within the financial services sector; and define the financial services sector would be defined to include banks, broker-dealers, and finance companies. The shareholders of each Fund are asked to vote separately and approval on behalf of one Fund is not dependent upon the approval on behalf of the other Funds.

The Funds' Adviser anticipates that the proposed revision to the Funds' concentration limitation would result in increased yields because the Funds would be able to make an increased investment in obligations of non-domestic banks, and in commercial paper of bank holding companies. Such securities have become increasingly important as the issuance of asset-backed securities has declined.

Each Fund's current concentration limitation is as follows:

FUND         CONCENTRATION POLICY
Automated    The Fund will not make investments that will result in the concentration of its investments in the securities of
Cash         issuers primarily engaged in the same industry.  Government securities, municipal securities and bank instruments will
Management   not be deemed to constitute an industry.
Trust,
Federated
Capital
Reserves
Fund,
Federated
Master
Trust,
Money Market
Management,
Prime Cash
Obligations
Fund and
Prime Cash
Series
Prime        The Fund will not make investments that will result in the concentration of its investments in the securities of
Obligations  issuers primarily engaged in the same industry, except that the Fund may invest 25% or more of the value of its total
Fund         assets in the commercial paper issued by finance companies.  Government securities, municipal securities and bank instruments will not be deemed to constitute an industry.
Prime        The Fund will not make investments that will result in the concentration of its investments in the securities of
Management   issuers primarily engaged in the same industry, except that the Fund may invest 25% or more of the value of its total
Obligations  assets in obligations of issuers in the banking industry or in obligations, such as repurchase agreements, secured by
Fund and     such obligations. Government securities, municipal securities and bank instruments will not be deemed to constitute an
Prime Value  industry.
Obligations
Fund


It is proposed that the concentration limitation of the Funds be revised to require the Funds to concentrate in the financial services industry. Upon approval by the Funds' shareholders, the fundamental investment limitation for each of the Funds with regard to concentration would be as follows:

      "The Fund may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, more than 25% of the Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry, except that the Fund will invest more than 25% of its total assets in the financial services industry."




                           THE BOARD RECOMMENDS THAT

                       SHAREHOLDERS VOTE FOR THE PROPOSAL

                INFORMATION ABOUT THE CORPORATION AND THE TRUST

PROXIES, QUORUM AND VOTING AT THE SPECIAL MEETING
        Only shareholders of record on the Record Date will be entitled to vote at the Special Meeting. Each Share of a Fund is entitled to one vote. Fractional Shares are entitled to proportionate Shares of one vote. Any person giving a proxy has the power to revoke it any time prior to its exercise by executing a superseding proxy or by submitting a written notice of revocation to the Secretary of the Fund. In addition, although mere attendance at the Special Meeting will not revoke a proxy, a shareholder present at the Special Meeting may withdraw his or her proxy and vote in person. All properly executed and unrevoked proxies received in time for the Special Meeting will be voted in accordance with the instructions contained in the proxies. If no instruction is given ON THE PROXY, the persons named as proxies will vote the shares represented thereby in favor of the matters set forth in the attached Notice.

      In order to hold the Special Meeting, a "quorum" of shareholders must be present. For purposes of determining a quorum for transacting business at the Special Meeting, abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote Shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted. For this reason, abstentions and broker non-votes will have the effect of a "no" vote for purposes of obtaining the requisite approval of the proposals.

      QUORUM REQUIREMENTS FOR CASH TRUST SERIES, INC.

      Holders of one-third of the Shares of stock entitled to vote without regard to class shall constitute a quorum at any meeting of the shareholders, except with respect to any matter which by law requires the approval of one or more classes of stock, in which case the presence in person or by proxy of the holders of one-third of the Shares of stock of each class entitled to vote on the matter shall constitute a quorum.

      In the absence of a quorum at any meeting, a majority of those shareholders present in person or by proxy may adjourn the meeting from time to time to a date not later than 120 days after the original Record Date without further notice than by announcement to be given at the meeting until a quorum, as above defined, shall be present.

      QUORUM REQUIREMENTS FOR MONEY MARKET OBLIGATIONS TRUST

        Holders of one-fourth of the total number of Shares of all series and classes entitled to vote at meeting, present in person or by proxy, shall be required to constitute a quorum for the purpose of voting on the proposals made.

      If a quorum is not present, persons present or named by proxy and entitled to vote may, by plurality, vote to adjourn the Special Meeting from time to time until a quorum shall be present. Notice of any adjourned meeting need not be given.

        In the event that a quorum is present but sufficient votes in favor of the proposal have not been received, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitations of proxies with respect to such proposal. All such adjournments will require a majority of the votes cast entitled to vote thereon at the session of the Special Meeting to be adjourned. The persons named as proxies will vote AGAINST any such adjournment those proxies which they are required to vote against the proposal and will vote in FAVOR of the adjournment other proxies which they are authorized to vote. A shareholder vote may be taken on other proposals in this Proxy Statement prior to any such adjournment if sufficient votes have been received for approval.

SHARE OWNERSHIP OF THE FUNDS


Officers and Directors of the Cash Trust Series, Inc. own less than 1% of Prime Cash Series' outstanding shares.

      The following persons owned to the knowledge of management, more than 5% of the outstanding shares of Prime Cash Series:

 Officers and Trustees of Money Market Obligations Trust own less than 1% of Automated Cash Management Trust's outstanding shares.

      The following persons owned to the knowledge of management, more than 5% of the outstanding shares of the Cash II Shares of Automated Cash Management
Trust:

      The following persons owned to the knowledge of management, more than 5% of the outstanding shares of the Class K Shares of Automated Cash Management
Trust:

      The following persons owned to the knowledge of management, more than 5% of the outstanding shares of the Institutional Service Shares of Automated Cash Management Trust:

Officers and Trustees of Money Market Obligations Trust own less than 1% of Federated Capital Reserves Fund's outstanding shares.

      The following persons owned to the knowledge of management, more than 5% of the outstanding shares of Federated Capital Reserves Fund:

Officers and Trustees of Money Market Obligations Trust own less than 1% of Federated Master Trust's outstanding shares.

      The following persons owned to the knowledge of management, more than 5% of the outstanding shares of Federated Master Trust:

Officers and Trustees of Money Market Obligations Trust own less than 1% of Money Market Management's outstanding shares.

      The following persons owned to the knowledge of management, more than 5% of the outstanding shares of the Eagle Shares of Money Market Management:

Officers and Trustees of Money Market Obligations Trust own less than 1% of Prime Cash Obligations Fund's outstanding shares.

      The following persons owned to the knowledge of management, more than 5% of the outstanding shares of the Institutional Capital Shares of Prime Cash Obligations Fund:

      The following persons owned to the knowledge of management, more than 5% of the outstanding shares of the Institutional Service Shares of Prime Cash Obligations Fund:

      The following persons owned to the knowledge of management, more than 5% of the outstanding shares of the Institutional Shares of Prime Cash Obligations
Fund:

Officers and Trustees of Money Market Obligations Trust own less than 1% of Prime Management Obligations Fund's outstanding shares.

      The following persons owned to the knowledge of management, more than 5% of the outstanding shares of the Institutional Capital Shares of Prime Management Obligations Fund:

      The following persons owned to the knowledge of management, more than 5% of the outstanding shares of the Institutional Service Shares of Prime Management Obligations Fund:

      The following persons owned to the knowledge of management, more than 5% of the outstanding shares of the Institutional Shares of Prime Management Obligations Fund:

Officers and Trustees of Money Market Obligations Trust own less than 1% of Prime Obligations Fund's outstanding shares.

      The following persons owned to the knowledge of management, more than 5% of the outstanding shares of the Institutional Service Shares of Prime Obligations Fund:

      The following persons owned to the knowledge of management, more than 5% of the outstanding shares of the Institutional Shares of Prime Obligations Fund:

      The following persons owned to the knowledge of management, more than 5% of the outstanding shares of the Trust Shares of Prime Obligations Fund:

Officers and Trustees of Money Market Obligations Trust own less than 1% of Prime Value Obligations Fund's outstanding shares.

      The following persons owned to the knowledge of management, more than 5% of the outstanding shares of the Institutional Capital Shares of Prime Value Obligations Fund:

      The following persons owned to the knowledge of management, more than 5% of the outstanding shares of the Institutional Service Shares of Prime Value Obligations Fund:

      The following persons owned to the knowledge of management, more than 5% of the outstanding shares of the Institutional Shares of Prime Value Obligations
Fund:

LEGAL PROCEEDINGS

Since October 2003, Federated and related entities (collectively, "Federated"), and various Federated funds ("Funds"), have been named as defendants in several class action lawsuits now pending in the United States District Court for the District of Maryland. The lawsuits were purportedly filed on behalf of people who purchased, owned and/or redeemed shares of Federated-sponsored mutual funds during specified periods beginning November 1, 1998. The suits are generally similar in alleging that Federated engaged in illegal and improper trading practices including market timing and late trading in concert with certain institutional traders, which allegedly caused financial injury to the mutual fund shareholders. These lawsuits began to be filed shortly after Federated's first public announcement that it had received requests for information on shareholder trading activities in the Funds from the SEC, the Office of the New York State Attorney General ("NYAG"), and other authorities. In that regard, on November 28, 2005, Federated announced that it had reached final settlements with the SEC and the NYAG with respect to those matters. Specifically, the SEC and NYAG settled proceedings against three Federated subsidiaries involving undisclosed market timing arrangements and late trading. The SEC made findings: that Federated Investment Management Company ("FIMC"), an SEC-registered investment adviser to various Funds, and Federated Securities Corp., an SEC-registered broker-dealer and distributor for the Funds, violated provisions of the Investment Advisers Act and Investment Company Act by approving, but not disclosing, three market timing arrangements, or the associated conflict of interest between FIMC and the funds involved in the arrangements, either to other fund shareholders or to the funds' board; and that Federated Shareholder Services Company, formerly an SEC-registered transfer agent, failed to prevent a customer and a Federated employee from late trading in violation of provisions of the Investment Company Act. The NYAG found that such conduct violated provisions of New York State law. Federated entered into the settlements without admitting or denying the regulators' findings. As Federated previously reported in 2004, it has already paid approximately $8.0 million to certain funds as determined by an independent consultant. As part of these settlements, Federated agreed to pay disgorgement and a civil money penalty in the aggregate amount of an additional $72 million and, among other things, agreed that it would not serve as investment adviser to any registered investment company unless (i) at least 75% of the fund's directors are independent of Federated, (ii) the chairman of each such fund is independent of Federated, (iii) no action may be taken by the fund's board or any committee thereof unless approved by a majority of the independent trustees of the fund or committee, respectively, and (iv) the fund appoints a "senior officer" who reports to the independent trustees and is responsible for monitoring compliance by the fund with applicable laws and fiduciary duties and for managing the process by which management fees charged to a fund are approved. The settlements are described in Federated's announcement which, along with previous press releases and related communications on those matters, is available in the "About Us" section of Federated's website at FederatedInvestors.com.

Federated and various Funds have also been named as defendants in several additional lawsuits, the majority of which are now pending in the United States District Court for the Western District of Pennsylvania, alleging, among other things, excessive advisory and Rule 12b-1 fees.

The Board of the Funds has retained the law firm of Dickstein Shapiro LLP to represent the Funds in these lawsuits. Federated and the Funds, and their respective counsel, are reviewing the allegations and intend to defend this litigation. Additional lawsuits based upon similar allegations may be filed in the future. The potential impact of these lawsuits, all of which seek unquantified damages, attorneys' fees, and expenses, and future potential similar suits is uncertain. Although we do not believe that these lawsuits will have a material adverse effect on the Funds, there can be no assurance that these suits, ongoing adverse publicity and/or other developments resulting from the regulatory investigations will not result in increased Fund redemptions, reduced sales of Fund shares, or other adverse consequences for the Funds.

          OTHER MATTERS AND DISCRETION OF ATTORNEYS NAMED IN THE PROXY

      Neither the Corporation nor the Trust is required, nor intend, to hold regular annual meetings of shareholders. Shareholders wishing to submit proposals for consideration for inclusion in a proxy statement for the next meeting of shareholders should send their written proposals to either Cash Trust Series, Inc. or Money Market Obligations Trust, Federated Investors Funds, 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7000, so that they are received within a reasonable time before any such meeting. Any proposal submitted after this date will be deemed untimely and not considered.

      No business other than the matters described above are expected to come before the Special Meeting, but should any other matter requiring a vote of shareholders arise, including any question as to an adjournment or postponement of the Special Meeting, the persons named on the enclosed proxy card will vote on such matters according to their best judgment in the interests of the Funds.

 SHAREHOLDERS ARE REQUESTED TO COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE
                                 UNITED STATES.

                       By Order of the Board of Directors and Board of Trustees,


                                                               John W. McGonigle
                                                                       Secretary

April 15, 2008

IMPORTANT NOTICE ABOUT FUND DOCUMENT DELIVERY

 In an effort to reduce costs and avoid duplicate mailings, the Funds intend to deliver a single copy of certain documents to each household in which more than one shareholder of a Fund resides, so-called "householding", as permitted by applicable rules. The Funds' "householding" program covers its Prospectuses and Statements of Additional Information, and supplements to each, as well as Semi-Annual and Annual Shareholder Reports and any Proxies or information statements. Shareholders must give their written consent to participate in the "householding" program. A Fund is also permitted to treat a shareholder as having given consent "implied consent" if (i) shareholders with the same last name, or believed to be members of the same family, reside at the same street address or receive mail at the same post office box, (ii) the Fund gives notice of their intent to "household" at least sixty 60 days before they begin "householding" and (iii) none of the shareholders in the household have notified the Fund or its agent of the desire to "opt out" of "householding." Shareholders who have granted written consent, or have been deemed to have granted implied consent, can revoke that consent and opt out of "householding" at any time by contacting the Fund by mail at: 5800 Corporate Drive, Pittsburgh Pennsylvania 15237-7000: shareholders who purchased shares through a financial intermediary should contact their representative; other shareholders may call the Fund at 1-800-341-7400.

                         CASH TRUST SERIES, INC
                           Prime Cash Series
                     MONEY MARKET OBLIGATIONS TRUST
                    Automated Cash Management Trust
                    Federated Capital Reserves Fund
                         Federated Master Trust
                        Money Market Management
                      Prime Cash Obligations Fund
                   Prime Management Obligations Fund
                         Prime Obligations Fund
                     Prime Value Obligations Fund




INVESTMENT ADVISER
FEDERATED INVESTMENT MANAGEMENT COMPANY
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA 15222-3779


DISTRIBUTOR
FEDERATED SECURITIES CORP.
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA 15222-3779


ADMINISTRATOR
FEDERATED SERVICES COMPANY
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA 15222-3779



Cusip 147551 10 5
Cusip 60934N 86 4
Cusip 60934N 83 1
Cusip 608919 78 3
Cusip 608919 30 4
Cusip 60934N 74 0
Cusip 60934N 21 1
Cusip 60934N 59 1
Cusip 60934N 61 7
Cusip 60934N 62 5
Cusip 60934N 11 2
Cusip 608919 84 1
Cusip 608919 83 3
Cusip 60934N 20 3
Cusip 60934N 70 8
Cusip 60934N 14 6
Cusip 60934N 56 7
Cusip 60934N 57 5
Cusip 60934N 58 3
xxxxxx (4/08)











     IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE
                 SHAREHOLDER MEETING TO BE HELD ON JUNE 2, 2008



                               FEDERATED INVESTORS
                              5800 Corporate Drive
                            Pittsburgh, PA 15237-7000

The control number below will allow you to access proxy information for all investments connected with this Meeting.


YOUR PROXY CONTROL NUMBER
123456789XXX
Federated Investors Fund



Registration Here
(for formatting: top of this box should be at lateral marker 2)




                                                                   April 7, 2008
 Dear Valued Shareholder,

 This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The proxy statement is available at www.proxyonline.com.

 If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before ____ to facilitate timely delivery.

 The Special Meeting of Shareholders on June 2, 2008 at 2:00 p.m. Eastern Time will be held at the address above. That Meeting will be held for the following purpose:

    1.To amend the Fund's fundamental investment limitation regarding concentration of its investments; and

    2.To transact such other business as may properly come before the meeting or any adjournment thereof.

 You may attend that Meeting and vote your shares at that time. If you cannot attend or do not wish to attend the Meeting, please obtain proxy materials via one of the methods listed below and cast your vote promptly so that your shares may be represented.

 Thank you in advance for your participation and for your investment with Federated Funds.

 Sincerely,
 (signature)

 John W. McGonigle, Federated Investors


 All proxy materials including the proxy statement can be obtained using one of the methods listed below.



INTERNET
Log-on to the secure voting site WWW.PROXYONLINE.COM using the control number listed above. There you may review the proxy material, request a hard copy of the material and/or enter your voting instructions. There you may also indicate your instructions to receive all future proxy material from this issuer via mail or e-mail.



@ E-MAIL
To request a copy of the proxy material send an e-mail with your CONTROL NUMBER in the subject line to:
MAILPROXY@PROXYONLINE.COM
(to receive hard copies via the mail) OR EMAILPROXY@PROXYONLINE.COM
(to receive electronic copies via e-mail).
To elect either method above for all future proxy material from this issuer please type "PERMANENT REQUEST" in the body of the email.




PHONE
Call toll-free 1-866-416-0559 and reference the control number listed above. Proxy representatives will be ready to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time.



 SHAREHOLDER PRIVACY: Please note that no personal information other than the control number listed above is required to request proxy materials and/or issue your proxy voting instructions.

 If you have any questions about obtaining proxy materials, please contact us at
 the number above.                                       Federated Notice 1-3-08








KNOW ALL PERSONS BY THESE PRESENTS that the undersigned Shareholders of Prime Cash Series (the "Fund"), a portfolio of Cash Trust Series, Inc. (the "Corporation"), hereby appoints Leslie K. Ross, Megan W. Clement, Maureen A. Ferguson, Heidi B. Loeffert, Ann M. Faust and Tara L. Raposa, or any one of them, true and lawful attorneys, with the power of substitution of each, to vote all shares of the Fund which the undersigned is entitled to vote at the Special Meeting of Shareholders (the "Meeting") to be held on June 2, 2008, at 5800 Corporate Drive, Pittsburgh, Pennsylvania, at 2:00 p.m. and at any adjournment thereof.

The attorneys named will vote the shares represented by this proxy in accordance with the choices made on this ballot. If no choice is indicated as to the item, this proxy will be voted affirmatively on the matters. Discretionary authority is hereby conferred as to all other matters as may properly come before the Meeting or any adjournment thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF CASH TRUST SERIES, INC. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSALS.


            1. To  amend  the  Fund's fundamental investment  limitation regarding concentration of its investments; and

                        FOR              [   ]
                        AGAINST          [   ]
                        ABSTAIN          [   ]

            2. Transaction of such  other  business as may properly come before the meeting or any adjournment thereof.

                        FOR              [   ]
                        AGAINST          [   ]
                        ABSTAIN          [   ]

                                         YOUR VOTE IS IMPORTANT
                                         Please complete, sign and return
                                         this card as soon as possible.



                                         Dated

                                         Signature

                                         Signature (Joint Owners)


Please sign this proxy exactly as your name appears on the books of the Corporation. Joint owners should each sign personally. Directors and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

   YOU MAY ALSO VOTE YOUR SHARES BY TOUCHTONE PHONE BY CALLING 1-888-221-0697,
                   OR THROUGH THE INTERNET AT WWW.PROXYWEB.COM







KNOW  ALL  PERSONS  BY  THESE  PRESENTS  that  the  undersigned  Shareholders of
Automated Cash Management Trust (the "Fund"), a portfolio of Money Market Obligations Trust (the "Trust"), hereby appoints Leslie K. Ross, Megan W. Clement, Maureen A. Ferguson, Heidi B. Loeffert, Ann M. Faust and Tara L. Raposa, or any one of them, true and lawful attorneys, with the power of substitution of each, to vote all shares of the Fund which the undersigned is entitled to vote at the Special Meeting of Shareholders (the "Meeting") to be held on June 2, 2008, at 5800 Corporate Drive, Pittsburgh, Pennsylvania, at 2:00 p.m. and at any adjournment thereof.

The attorneys named will vote the shares represented by this proxy in accordance with the choices made on this ballot. If no choice is indicated as to the item, this proxy will be voted affirmatively on the matters. Discretionary authority is hereby conferred as to all other matters as may properly come before the Meeting or any adjournment thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF MONEY MARKET OBLIGATIONS TRUST. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSALS.


            1. To amend  the  Fund's  fundamental  investment limitation regarding concentration of its investments; and

                        FOR              [   ]
                        AGAINST          [   ]
                        ABSTAIN          [   ]

            2. Transaction of such other business as  may  properly come before the meeting or any adjournment thereof.

                        FOR              [   ]
                        AGAINST          [   ]
                        ABSTAIN          [   ]

                                         YOUR VOTE IS IMPORTANT
                                         Please complete, sign and return
                                         this card as soon as possible.



                                         Dated

                                         Signature

                                         Signature (Joint Owners)


Please sign this proxy exactly as your name appears on the books of the Trust. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

   YOU MAY ALSO VOTE YOUR SHARES BY TOUCHTONE PHONE BY CALLING 1-888-221-0697,
                   OR THROUGH THE INTERNET AT WWW.PROXYWEB.COM






KNOW  ALL  PERSONS  BY  THESE  PRESENTS  that  the  undersigned  Shareholders of
Federated Capital Reserves Fund (the "Fund"), a portfolio of Money Market Obligations Trust (the "Trust"), hereby appoints Leslie K. Ross, Megan W. Clement, Maureen A. Ferguson, Heidi B. Loeffert, Ann M. Faust and Tara L. Raposa, or any one of them, true and lawful attorneys, with the power of substitution of each, to vote all shares of the Fund which the undersigned is entitled to vote at the Special Meeting of Shareholders (the "Meeting") to be held on June 2, 2008, at 5800 Corporate Drive, Pittsburgh, Pennsylvania, at 2:00 p.m. and at any adjournment thereof.

The attorneys named will vote the shares represented by this proxy in accordance with the choices made on this ballot. If no choice is indicated as to the item, this proxy will be voted affirmatively on the matters. Discretionary authority is hereby conferred as to all other matters as may properly come before the Meeting or any adjournment thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF MONEY MARKET OBLIGATIONS TRUST. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSALS.


            1. To amend  the  Fund's  fundamental  investment limitation regarding concentration of its investments; and

                        FOR              [   ]
                        AGAINST          [   ]
                        ABSTAIN          [   ]

            2. Transaction of such other business as  may  properly come before the meeting or any adjournment thereof.

                        FOR              [   ]
                        AGAINST          [   ]
                        ABSTAIN          [   ]

                                         YOUR VOTE IS IMPORTANT
                                         Please complete, sign and return
                                         this card as soon as possible.



                                         Dated

                                         Signature

                                         Signature (Joint Owners)


Please sign this proxy exactly as your name appears on the books of the Trust. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

   YOU MAY ALSO VOTE YOUR SHARES BY TOUCHTONE PHONE BY CALLING 1-888-221-0697,
                   OR THROUGH THE INTERNET AT WWW.PROXYWEB.COM






KNOW ALL PERSONS BY THESE PRESENTS that the undersigned Shareholders of Federated Master Trust (the "Fund"), a portfolio of Money Market Obligations Trust (the "Trust"), hereby appoints Leslie K. Ross, Megan W. Clement, Maureen
A. Ferguson, Heidi B. Loeffert, Ann M. Faust and Tara L Raposa, or any one of them, true and lawful attorneys, with the power of substitution of each, to vote all shares of the Fund which the undersigned is entitled to vote at the Special Meeting of Shareholders (the "Meeting") to be held on June 2, 2008, at 5800 Corporate Drive, Pittsburgh, Pennsylvania, at 2:00 p.m. and at any adjournment thereof.

The attorneys named will vote the shares represented by this proxy in accordance with the choices made on this ballot. If no choice is indicated as to the item, this proxy will be voted affirmatively on the matters. Discretionary authority is hereby conferred as to all other matters as may properly come before the Meeting or any adjournment thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF MONEY MARKET OBLIGATIONS TRUST. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSALS.


            1. To amend  the  Fund's  fundamental  investment limitation regarding concentration of its investments; and

                        FOR              [   ]
                        AGAINST          [   ]
                        ABSTAIN          [   ]

            2. Transaction of such other business as  may  properly come before the meeting or any adjournment thereof.

                        FOR              [   ]
                        AGAINST          [   ]
                        ABSTAIN          [   ]

                                         YOUR VOTE IS IMPORTANT
                                         Please complete, sign and return
                                         this card as soon as possible.



                                         Dated

                                         Signature

                                         Signature (Joint Owners)


Please sign this proxy exactly as your name appears on the books of the Trust. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

   YOU MAY ALSO VOTE YOUR SHARES BY TOUCHTONE PHONE BY CALLING 1-888-221-0697,
                   OR THROUGH THE INTERNET AT WWW.PROXYWEB.COM






KNOW ALL PERSONS BY THESE PRESENTS that the undersigned Shareholders of Money Market Management (the "Fund"), a portfolio of Money Market Obligations Trust (the "Trust"), hereby appoints Leslie K. Ross, Megan W. Clement, Maureen A. Ferguson, Heidi B. Loeffert, Ann M. Faust and Tara L. Raposa, or any one of them, true and lawful attorneys, with the power of substitution of each, to vote all shares of the Fund which the undersigned is entitled to vote at the Special Meeting of Shareholders (the "Meeting") to be held on June 2, 2008, at 5800 Corporate Drive, Pittsburgh, Pennsylvania, at 2:00 p.m. and at any adjournment thereof.

The attorneys named will vote the shares represented by this proxy in accordance with the choices made on this ballot. If no choice is indicated as to the item, this proxy will be voted affirmatively on the matters. Discretionary authority is hereby conferred as to all other matters as may properly come before the Meeting or any adjournment thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF MONEY MARKET OBLIGATIONS TRUST. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSALS.


            1. To  amend  the  Fund's  fundamental investment limitation regarding concentration of its investments; and

                        FOR              [   ]
                        AGAINST          [   ]
                        ABSTAIN          [   ]

            2. Transaction of such other  business  as may properly come before the meeting or any adjournment thereof.

                        FOR              [   ]
                        AGAINST          [   ]
                        ABSTAIN          [   ]

                                         YOUR VOTE IS IMPORTANT
                                         Please complete, sign and return
                                         this card as soon as possible.



                                         Dated

                                         Signature

                                         Signature (Joint Owners)


Please sign this proxy exactly as your name appears on the books of the Trust. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

   YOU MAY ALSO VOTE YOUR SHARES BY TOUCHTONE PHONE BY CALLING 1-888-221-0697,
                   OR THROUGH THE INTERNET AT WWW.PROXYWEB.COM






KNOW ALL PERSONS BY THESE PRESENTS that the undersigned Shareholders of Prime Cash Obligations Fund (the "Fund"), a portfolio of Money Market Obligations Trust (the "Trust"), hereby appoints Leslie K. Ross, Megan W. Clement, Maureen
A. Ferguson, Heidi B. Loeffert, Ann M. Faust and Tara L. Raposa, or any one of them, true and lawful attorneys, with the power of substitution of each, to vote all shares of the Fund which the undersigned is entitled to vote at the Special Meeting of Shareholders (the "Meeting") to be held on June 2, 2008, at 5800 Corporate Drive, Pittsburgh, Pennsylvania, at 2:00 p.m. and at any adjournment thereof.

The attorneys named will vote the shares represented by this proxy in accordance with the choices made on this ballot. If no choice is indicated as to the item, this proxy will be voted affirmatively on the matters. Discretionary authority is hereby conferred as to all other matters as may properly come before the Meeting or any adjournment thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF MONEY MARKET OBLIGATIONS TRUST. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSALS.


            1. To  amend  the  Fund's  fundamental investment limitation regarding concentration of its investments; and

                        FOR              [   ]
                        AGAINST          [   ]
                        ABSTAIN          [   ]

            2. Transaction of such other  business  as may properly come before the meeting or any adjournment thereof.

                        FOR              [   ]
                        AGAINST          [   ]
                        ABSTAIN          [   ]

                                         YOUR VOTE IS IMPORTANT
                                         Please complete, sign and return
                                         this card as soon as possible.



                                         Dated

                                         Signature

                                         Signature (Joint Owners)


Please sign this proxy exactly as your name appears on the books of the Trust. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

   YOU MAY ALSO VOTE YOUR SHARES BY TOUCHTONE PHONE BY CALLING 1-888-221-0697,
                   OR THROUGH THE INTERNET AT WWW.PROXYWEB.COM






KNOW ALL PERSONS BY THESE PRESENTS that the undersigned Shareholders of Prime Management Obligations Fund (the "Fund"), a portfolio of Money Market Obligations Trust (the "Trust"), hereby appoints Leslie K. Ross, Megan W. Clement, Maureen A. Ferguson, Heidi B. Loeffert, Ann M. Faust and Tara L. Raposa, or any one of them, true and lawful attorneys, with the power of substitution of each, to vote all shares of the Fund which the undersigned is entitled to vote at the Special Meeting of Shareholders (the "Meeting") to be held on June 2, 2008, at 5800 Corporate Drive, Pittsburgh, Pennsylvania, at 2:00 p.m. and at any adjournment thereof.

The attorneys named will vote the shares represented by this proxy in accordance with the choices made on this ballot. If no choice is indicated as to the item, this proxy will be voted affirmatively on the matters. Discretionary authority is hereby conferred as to all other matters as may properly come before the Meeting or any adjournment thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF MONEY MARKET OBLIGATIONS TRUST. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSALS.


            1. To  amend  the  Fund's  fundamental investment limitation regarding concentration of its investments; and

                        FOR              [   ]
                        AGAINST          [   ]
                        ABSTAIN          [   ]

            2. Transaction of such other  business  as may properly come before the meeting or any adjournment thereof.

                        FOR              [   ]
                        AGAINST          [   ]
                        ABSTAIN          [   ]

                                         YOUR VOTE IS IMPORTANT
                                         Please complete, sign and return
                                         this card as soon as possible.



                                         Dated

                                         Signature

                                         Signature (Joint Owners)


Please sign this proxy exactly as your name appears on the books of the Trust. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

   YOU MAY ALSO VOTE YOUR SHARES BY TOUCHTONE PHONE BY CALLING 1-888-221-0697,
                   OR THROUGH THE INTERNET AT WWW.PROXYWEB.COM






KNOW ALL PERSONS BY THESE PRESENTS that the undersigned Shareholders of Prime Obligations Fund (the "Fund"), a portfolio of Money Market Obligations Trust (the "Trust"), hereby appoints Leslie K. Ross, Megan W. Clement, Maureen A. Ferguson, Heidi B. Loeffert, Ann M. Faust and Tara L. Raposa, or any one of them, true and lawful attorneys, with the power of substitution of each, to vote all shares of the Fund which the undersigned is entitled to vote at the Special Meeting of Shareholders (the "Meeting") to be held on June 2, 2008, at 5800 Corporate Drive, Pittsburgh, Pennsylvania, at 2:00 p.m. and at any adjournment thereof.

The attorneys named will vote the shares represented by this proxy in accordance with the choices made on this ballot. If no choice is indicated as to the item, this proxy will be voted affirmatively on the matters. Discretionary authority is hereby conferred as to all other matters as may properly come before the Meeting or any adjournment thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF MONEY MARKET OBLIGATIONS TRUST. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSALS.


            1. To amend  the  Fund's  fundamental  investment limitation regarding concentration of its investments; and

                        FOR              [   ]
                        AGAINST          [   ]
                        ABSTAIN          [   ]

            2. Transaction of such other business as  may  properly come before the meeting or any adjournment thereof.

                        FOR              [   ]
                        AGAINST          [   ]
                        ABSTAIN          [   ]

                                         YOUR VOTE IS IMPORTANT
                                         Please complete, sign and return
                                         this card as soon as possible.



                                         Dated

                                         Signature

                                         Signature (Joint Owners)


Please sign this proxy exactly as your name appears on the books of the Trust. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

   YOU MAY ALSO VOTE YOUR SHARES BY TOUCHTONE PHONE BY CALLING 1-888-221-0697,
                   OR THROUGH THE INTERNET AT WWW.PROXYWEB.COM






KNOW ALL PERSONS BY THESE PRESENTS that the undersigned Shareholders of Prime Value Obligations Fund (the "Fund"), a portfolio of Money Market Obligations Trust (the "Trust"), hereby appoints Leslie K. Ross, Megan W. Clement, Maureen
A. Ferguson, Heidi B. Loeffert, Ann M. Faust and Tara L. Raposa, or any one of them, true and lawful attorneys, with the power of substitution of each, to vote all shares of the Fund which the undersigned is entitled to vote at the Special Meeting of Shareholders (the "Meeting") to be held on June 2, 2008, at 5800 Corporate Drive, Pittsburgh, Pennsylvania, at 2:00 p.m. and at any adjournment thereof.

The attorneys named will vote the shares represented by this proxy in accordance with the choices made on this ballot. If no choice is indicated as to the item, this proxy will be voted affirmatively on the matters. Discretionary authority is hereby conferred as to all other matters as may properly come before the Meeting or any adjournment thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF MONEY MARKET OBLIGATIONS TRUST. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSALS.


            1. To amend  the  Fund's  fundamental  investment limitation regarding concentration of its investments; and

                        FOR              [   ]
                        AGAINST          [   ]
                        ABSTAIN          [   ]

            2. Transaction of such other business as  may  properly come before the meeting or any adjournment thereof.

                        FOR              [   ]
                        AGAINST          [   ]
                        ABSTAIN          [   ]

                                         YOUR VOTE IS IMPORTANT
                                         Please complete, sign and return
                                         this card as soon as possible.



                                         Dated

                                         Signature

                                         Signature (Joint Owners)


Please sign this proxy exactly as your name appears on the books of the Trust. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

   YOU MAY ALSO VOTE YOUR SHARES BY TOUCHTONE PHONE BY CALLING 1-888-221-0697,
                   OR THROUGH THE INTERNET AT WWW.PROXYWEB.COM